UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4163

T. Rowe Price Tax-Free High Yield Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2008

Item 1: Report to Shareholders

Tax-Free High Yield Fund	August 31, 2008

The views and opinions in this report were current as of August 31, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Managers’ Letter

Fellow Shareholders

Tax-free municipal securities produced strong gains in the six-month period ended August 31, 2008, rebounding sharply from deeply oversold levels at the end of February. Investors favored higher-quality and shorter-term issues due to lingering concerns about liquidity in some segments of the fixed-income market. The Federal Reserve reduced short-term interest rates through the end of April to ease the effects of the credit crunch on the economy, but rising inflation pressures have discouraged additional rate cuts since that time. The T. Rowe Price Tax-Free Funds produced excellent six-month returns and generally outperformed their peers, largely on the strength of our rigorous, proprietary research.

HIGHLIGHTS

• Municipal securities rebounded strongly from oversold levels during the past six months, resulting in good returns for investors in tax-exempt securities.

• The funds’ returns were strong and compared favorably with those of our Lipper benchmarks, thanks to our avoidance of troublesome segments of the market and our cautious posture in a challenging environment.

• The overall credit quality of the market remains high, but the allocation of the highest-rated bonds has trended lower because of ongoing problems in the financial markets.

• We will continue to monitor developments affecting the municipal market carefully in an attempt to identify securities with attractive yields and a good long-term risk/reward trade-off.

MARKET ENVIRONMENT

According to current estimates, the economy grew at a surprisingly strong annualized rate of 3.3% in the second quarter, helped by brisk export activity and tax-rebate checks from the federal government. However, economic growth is expected to be sluggish for at least the rest of the year because of residential real estate weakness, massive mortgage losses in the financials sector, declining employment, and elevated energy costs.

As financial institutions cut back on lending to preserve capital and avoid additional loan-related losses, the Federal Reserve took several extraordinary actions to boost market liquidity—such as helping J.P. Morgan Chase acquire Bear Stearns and creating new credit facilities that allow investment banks and broker-dealers to borrow directly from the Fed. The central bank also reduced the fed funds target rate—an interbank lending rate—to 2.00% by the end of April 2008 from 5.25% one year ago. Although the economic outlook remains weak, the Fed has refrained from cutting rates since the end of April due to concerns about rising inflation.

As shown in the graph, yields of high-quality municipal securities with various maturities declined materially in the last six months. This reflects increased investor interest in tax-free securities following a sharp sell-off in February stemming from concerns about the dysfunctional auction-rate securities market and the credit rating downgrades of monoline insurance companies that back municipal bonds. In contrast, intermediate-term Treasury yields rose substantially, as the credit-related flight to quality reversed somewhat and investors concluded that additional Fed rate cuts were unlikely.

Despite the improved performance in municipal bonds in the last six months, tax-free securities remain an attractive alternative to taxable bonds, particularly for investors in the highest tax brackets. As of August 31, 2008, the 3.60% yield offered by a 10-year, tax-free municipal bond rated AAA was about 94% of the 3.81% pretax yield offered by a 10-year Treasury. In comparison, high-quality 10-year municipal bonds have provided an average of about 81% of the yield offered by 10-year Treasuries since the mid-1980s. Similarly, 30-year AAA municipal bonds are also attractive, with a 4.71% yield that is about 106% of the 4.42% yield offered by 30-year Treasuries.

Based on current valuations, our belief is that the municipal bond market remains a high-quality market. Given the growing likelihood that federal tax rates will rise in the next few years, we believe that investors who are seeking tax-free income and are willing to accept the potential for near-term volatility—as the market continues to work through the ripple effects of the credit crunch—should consider taking advantage of what still appears to be a good buying opportunity for munis.

MUNICIPAL MARKET NEWS

New municipal supply thus far in 2008 has grown at a steady clip—about $294 billion through the end of August, according to The Bond Buyer. New issue supply has been lifted by issuers refinancing their auction-rate securities to avoid paying punitive penalty rates of interest when auctions fail. With state economies and revenue growth weakening—though current conditions are not as bad as they were in previous recessions—new issuance is likely to surpass the $400 billion mark again for the full year.

Demand for municipals has been reasonable, though not robust, as alternative buyers of municipals—such as hedge funds and foreign investors—have decreased their presence in the market, and broker-dealers remain hesitant to add tax-free bonds to their inventories. Individual investors have shown some interest in taking advantage of attractive tax-free yields, but their ability to absorb heavy new municipal issuance is limited. Given the continuing credit market stress, shorter-term and higher-quality municipal securities have had greater appeal than long-term and lower-quality issues.

The well-publicized and ongoing financial problems suffered by monoline insurance companies have had a material effect on the quality composition of the municipal market. In aggregate, the overall credit quality of the market remains high, but the actual allocation of the highest-rated bonds has trended lower. Many bonds that were once rated AAA because they were insured have been downgraded, and investors are assigning virtually no value to the underlying insurance. Our funds have managed to avoid significant losses stemming from these developments because we conduct our own thorough research and assign our own independent credit ratings before making investment decisions, rather than relying solely on external rating agencies or bond insurance for our investment selection.

PORTFOLIO STRATEGY

TAX-EXEMPT MONEY FUND

The fund outpaced the average return of competitor funds during the six-month period ended August 31, 2008, with a return of 0.90% compared with 0.75% for the Lipper Tax-Exempt Money Market Funds Average.

The aftershocks of the credit crisis continued to be felt in the municipal money market since our last update six months ago. The market has changed in dramatic fashion since the crisis began more than a year ago. Most significantly, the virtual collapse of the monoline insurers as viable guarantors within the money market resulted in a large amount of outstanding debt becoming no longer appropriate for money fund investment. Investors moved quickly to shed their portfolios of any debt carrying a “tainted” insurer. Losses and liquidity constraints on Wall Street have resulted in a sharp cutback in sponsorship for the tender option bond trade, previously a significant source of variable-rate supply. Finally, the meltdown of the auction-rate market and its slow workout has introduced another variable to the overall money market picture.

These changes, coming in such rapid fashion, along with further Federal Reserve rate cuts and ongoing liquidity and credit concerns, have introduced a degree of rate volatility into the municipal money market not seen in many years. Yields on variable-rate debt experienced the largest swings, with a range over the past six months from a low of 1.37% to a high of 3.70%. Other parts of the yield curve moved in similar fashion; 90-day commercial paper yields swung from a low of 1.30% to a high of 2.35%, while one-year note yields ranged from 1.54% to 2.28%. We ended the period with most rates near the low end of their six-month ranges. Relative to comparable taxable investments, our yield curve is offering lower-than-expected rates as investors continue to show a strong preference for the safety of the money markets, which has boosted demand for so-called “clean” investments.

Our strategy over the past six months was decidedly defensive. Given the extreme volatility of the market, a rapidly moving credit environment, and the supply dislocations affecting yields across our curve, we felt that an overweight position in variable-rate demand notes provided the best investment opportunity. Despite the defensive nature of our strategy, it proved to offer the best yields to investors. The average yield on seven-day variable-rate notes for the six-month period was 2.16%. Variable-rate notes ended the period as the highest-yielding portion of our yield curve at 1.85%. Currently, about 85% of the portfolio is invested in seven-day demand variables. This has resulted in the weighted average maturity of the fund moving significantly shorter—ending the period at 20 days.

TAX-FREE SHORT-INTERMEDIATE FUND

The fund returned 2.79% over the past six months compared with 2.61% for the Lipper Short-Intermediate Municipal Debt Funds Average, which measures the performance of competing funds.

Before the period got under way, we had maintained a fairly aggressive posture on the portfolio’s duration compared with our competition (duration measures a fund’s sensitivity to interest rates; see the glossary for a more detailed explanation). Our earlier goal had been to maintain a longer duration than that of the benchmark. During the past six months, however, we shortened duration as the yield curve steepened, ending the period at 2.9 years, which was down from 3.2 years at the end of February.

We adopted a so-called “barbell” strategy, emphasizing securities with very short maturities and securities with 10-year maturities, while simultaneously cutting back on the three- to seven-year segment of the yield curve. Intermediate maturities looked very appealing back in March, but, as the period progressed, they became more fully valued as investor demand for them increased.

One of our major goals as interest rates declined was to increase the fund’s income and yield. Toward that end, we increased our exposure considerably to health care bonds and other sectors that offered higher yields. At the end of February, our allocation to hospital revenue bonds was 8.4% compared with 15.8% at the end of August. The reverse was true for prerefunded bonds, where we reduced portfolio exposure from 18.4% to 13.7% during the past six months.

We have adopted a more cautious stance vis-à-vis our exposure to states we consider more economically sensitive than others. As a result, we have begun to reduce our holdings in such states as California and New York. As mentioned earlier in this report, the financial problems afflicting monoline insurers have had an impact on the quality composition of the general municipal market and individual funds—although our overall credit quality remains high.

TAX-FREE INCOME FUND

Considering the challenging environment of the past six months, we are pleased to report that your fund returned 4.63%, which compared favorably with the 4.19% return for the Lipper General Municipal Debt Funds Average, a benchmark measuring the performance of similar funds. (Performance for the Advisor Class was slightly lower, reflecting its higher expenses, but was still above the Lipper average.)

As discussed earlier, the municipal market bounced back after an earlier downturn, as investors recognized value in the yields of high-quality municipal bonds, which rose above the yields of taxable Treasuries. The fund, as well as the municipal market overall, experienced a significant change in quality diversification resulting from multiple downgrades of the monoline insurers and the loss of their AAA ratings. As we mentioned in our last report, the fund’s overall exposure to insured bonds was significantly lower than that of the general market; nevertheless, the portfolio’s component of AAA securities fell from 37% to 17% as most of our insured holdings slipped into the AA and A sectors. In most cases, the insured rating was replaced by the rating for the underlying issuer. While the quality of these insurers has declined, the recent downgrades do not necessarily reflect deterioration in the credit quality of the underlying issuers of our holdings. Moody’s Investors Service is in the process of recalibrating its municipal bond ratings scale to more closely align with its global scale, a move that should lead to upward rating revisions for most municipal sectors over the next six months. Moody’s expects to complete this recalibration by early 2009. Notwithstanding these changes at Moody’s, T. Rowe Price continues to independently evaluate the credit quality of the underlying borrowers.

In light of the recent volatility, trading volume in the fund remained heavy. We continued to undertake loss swaps, which involve selling bonds at a loss and simultaneously reinvesting in higher coupons to improve income distribution. Recognizing losses allowed us to offset taxable gains that would otherwise be distributed.

We made changes in the portfolio’s diversification and yield curve distribution as we took advantage of appealing valuations, particularly for bonds with longer maturities when the municipal yield curve steepened. We sold shorter-term, high-quality securities, prerefunded bonds in particular, and reinvested in bonds with maturities greater than 20 years. We raised our exposure to hospital and essential revenue bonds, including those in the water and sewer sector.

Earlier weakness in long-term bonds set the stage for the recent rebound, with bonds maturing in 15 or more years significantly outperforming shorter-term securities. High-quality, long-duration, zero coupon, and noncallable bonds performed best during the past six months. Lower-rated project finance and industrial development revenue/pollution control revenue holdings were among the laggards.

TAX-FREE HIGH YIELD FUND

In what was a very challenging environment for both high-grade and high-yield municipal bonds, the Tax-Free High Yield Fund returned 3.46% over the past six months compared with 2.43% for the Lipper High Yield Municipal Debt Funds Average, which measures the performance of similar funds. The fund was well positioned at the outset of the credit crisis that began in mid-2007. Risk premiums in the medium- and lower-quality areas of the municipal market adjusted considerably higher over the last year, following trends in other fixed-income markets.

We increased our holdings in hospital revenue bonds during the period. A heavy supply of new issues, driven by auction-rate refinancing activity, stretched valuations to levels not seen since the late 1990s, while little has changed in the fundamental backdrop for the sector. Hospital bonds issued in wealthy high-tax states, such as California, Virginia, and Maryland, performed particularly well as investor demand remained firm.

Other areas where we increased our holdings included corporate-backed industrial development and pollution control revenue bonds, most notably in the utilities sector. Given the difficult economic backdrop, we believe this sector offers attractive tax-exempt yields while minimizing cyclical risks. We remained significantly underexposed to airline-backed bonds versus our peers, as surging oil prices wreaked havoc on the sector. Our disciplined avoidance of this sector contributed to the fund’s good relative performance.

We also reduced our exposure to prerefunded bonds. These highly rated, intermediate-maturity securities performed quite well over the past year as the yield curve steepened and investors sought the safety of AAA rated bonds. In many cases, these bonds are yielding between 2% and 3% and offer little additional total return potential. Consequently, we have been using the proceeds to buy higher-yielding bonds across many sectors.

Single-family housing bonds also looked attractive. These conservatively managed, highly rated state agencies provide loans to qualified homebuyers. Unlike government-sponsored enterprise agencies, these entities do not employ leverage and are mission- rather than profit-driven. The recent housing bill, signed by President Bush, expanded the role of state housing agencies in providing aid to the ailing housing market. As a result, the market has been absorbing a significant supply of non-AMT housing bonds at historically attractive levels.

Challenges remain across many fixed-income markets, including municipals. Heavy supply from auction-rate issuers, diminished demand from nontraditional buyers, and continued adjustment to a less-insured marketplace have put pressure on the value of municipal securities—particularly medium- and lower-quality bonds. These periods of uncertainty and volatility are great reminders of the value of independent, fundamental research.

OUTLOOK

In light of generally favorable fundamentals for the municipal bond market, tax-free bonds continue to offer very compelling values relative to taxable bonds, in our view—particularly for investors in the highest tax brackets. Although the market has rebounded from its weakest levels in late February, municipal bond valuations, especially for longer-term securities, remain very attractive.

At present, the Fed seems unlikely to initiate a series of rate hikes to address inflation as long as the economy and housing market remain weak and employment is decreasing. However, if inflation concerns resurface, Treasury yields will probably rise, and the Federal Reserve may be forced at some point to raise interest rates. Although municipal yields tend not to rise as much as Treasury yields, the municipal bond market would not be immune to a broad sell-off in the Treasury market.

T. Rowe Price’s municipal bond portfolio managers and credit analysts continue to monitor the municipal market very carefully in an attempt to identify securities with attractive yields and a good long-term risk/reward trade-off. As always, we will rely on our rigorous, independent research to evaluate the fundamental merits of the underlying issuer of each security under consideration.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Tax-Exempt Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Tax-Free Short-Intermediate Fund

Konstantine B. Mallas and Mary J. Miller
Cochairs of the Investment Advisory Committee
Tax-Free Income Fund

James M. Murphy
Chairman of the Investment Advisory Committee
Tax-Free High Yield Fund

September 19, 2008

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF FIXED-INCOME INVESTING

Since money market funds are managed to maintain a constant $1.00 share price, there should be little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded, or if interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. High-yield bonds could have greater price declines than funds that invest primarily in high-quality bonds. Municipalities issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Auction-rate securities (ARS): A type of security used in municipal financing. Although these securities have long-term maturities, their interest rates are reset every seven, 25, or 35 days through an auction process.

Average maturity: For a bond fund, the average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation. A shorter average maturity usually means a less sensitive and, consequently, less volatile portfolio.

Basis points: One hundred basis points equal one percentage point.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of six years would fall about 6% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds with maturities greater than two years selected from issues larger than $75 million.

Lehman Brothers U.S. Aggregate Index: An unmanaged index made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities of investment-grade quality or better with at least one year to maturity and an outstanding par value of at least $250 million.

Libor rate: The London Interbank Offered Rate, which is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Tender option bonds: Obligations that grant the bondholder the right to require the issuer, or a specified third party acting as agent for the issuer, to purchase the bonds, usually at par, at a specified time prior to maturity or upon the occurrence of certain events or conditions.

30-day SEC yield: A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. The Securities and Exchange Commission (SEC) requires all bond funds to calculate this yield. Yield will vary and is not guaranteed.

Yield curve: A graphic depiction of the relationship among the yields for similar bonds with different maturities. A yield curve is positive when short-term yields are lower than long-term yields and negative when short-term yields are higher than long-term yields.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

GROWTH OF $10,000

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Please note that the Tax-Free Income Fund has two share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee, and the Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee. Each share class is presented separately in the table.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period

	6 Months Ended 8/31/08‡	Year Ended 2/29/08‡	2/28/07‡	2/28/06‡	2/28/05‡	2/29/04
NET ASSET VALUE						
Beginning of period	$ 10.88	$ 12.18	$ 11.99	$ 11.86	$ 11.83	$ 11.48
Investment activities						
Net investment income	0.29	0.57	0.58	0.58	0.60	0.62
Net realized and unrealized gain (loss)	0.09	(1.30)	0.20	0.13	0.03	0.34
Total from investment activities	0.38	(0.73)	0.78	0.71	0.63	0.96
Distributions						
Net investment income	(0.29)	(0.57)	(0.58)	(0.58)	(0.60)	(0.61)
Net realized gain	–	–	(0.01)	–	–	–
Total distributions	(0.29)	(0.57)	(0.59)	(0.58)	(0.60)	(0.61)
NET ASSET VALUE						
End of period	**$ 10.97**	**$ 10.88**	**$ 12.18**	**$ 11.99**	**$ 11.86**	**$ 11.83**
Ratios/Supplemental Data						
Total return^	3.46%	(6.18)%	6.67%	6.14%	5.49%	8.59%
Ratio of total expenses to average net assets	0.71%+	0.72%	0.72%	0.70%	0.70%	0.71%
Ratio of net investment income to average net assets	5.16%+	4.87%	4.84%	4.91%	5.12%	5.33%
Portfolio turnover rate	10.2%	31.2%	25.2%	20.0%	22.8%	26.5%
Net assets, end of period (in millions)	$ 1,485	$ 1,350	$ 1,603	$ 1,431	$ 1,266	$ 1,173

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	$ Par/Shares	Value
MUNICIPAL SECURITIES 99.1%		
Alabama 2.2%		
Camden Ind. Dev. Board, Weyerhaeuser, 6.125% 12/1/24 (Prerefunded 12/1/13) (1)	3,100	3,520
Camden Ind. Dev. Board, Weyerhaeuser, 6.375%, 12/1/24 (Prerefunded 12/1/13) (1)(2)	1,500	1,681
Courtland Ind. Dev. Board, International Paper, PCR 4.75%, 5/1/17	5,000	4,582
Courtland Ind. Dev. Board, International Paper, PCR 6.70%, 11/1/29 (2)	1,000	1,001
Huntsville - Redstone Village Special Care Fac. Fin. Auth. 5.50%, 1/1/28	2,500	2,124
Huntsville - Redstone Village Special Care Fac. Fin. Auth. 5.50%, 1/1/43	2,500	1,985
Huntsville - Redstone Village Special Care Fac. Fin. Auth. 8.125%, 12/1/26 (Prerefunded 12/1/12) (1)	2,950	3,600
Huntsville - Redstone Village Special Care Fac. Fin. Auth. 8.25%, 12/1/32 (Prerefunded 12/1/12) (1)	700	858
Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/31	3,500	3,198
Montgomery Medical Clinic Board, Jackson Hosp. & Clinic 5.25%, 3/1/36	1,850	1,653
Phenix City Ind. Dev. Board, MeadWestvaco, PCR 6.35% 5/15/35 (2)	3,000	2,755
Prattville Ind. Dev. Board, International Paper, IDRB 4.55%, 12/1/26	1,525	1,301
Selma Ind. Dev. Board, International Paper, PCR 6.70%, 2/1/18 (2)	2,000	2,041
Univ. of Alabama Board of Trustees, Birmingham Hosp. VR, 5.25%, 9/1/25	2,500	2,509
		32,808
Alaska 0.6%		
Alaska HFC, Single Family, Veterans Mortgage, 6.10%, 6/1/30	3,935	3,970

Alaska HFC, Single Family, Veterans Mortgage, 6.15%, 6/1/39	4,780	4,816
		8,786
Arizona 1.7%		
Arizona HFA, Banner Health, 5.50%, 1/1/38	4,000	3,920
Arizona HFA, Banner Health, 6.00%, 1/1/27	4,500	4,794
Peoria IDA, Sierra Winds Life Care, 6.25%, 8/15/14	2,040	2,060
Peoria IDA, Sierra Winds Life Care, 6.25%, 8/15/20	4,500	4,416
Peoria IDA, Sierra Winds Life Care, 6.375%, 8/15/29	1,250	1,213
Peoria IDA, Sierra Winds Life Care, 6.50%, 8/15/31	1,000	976
Pima County IDA, Tucson Electric Power, 6.375%, 9/1/29	5,000	4,813
Tempe IDA, Friendship Village, 5.375%, 12/1/13	1,000	976
Tempe IDA, Friendship Village, 6.75%, 12/1/30	2,700	2,711
		25,879
Arkansas 0.1%		
Arkansas Dev. Fin. Auth., Single Family Mortgage Backed, 5.875%, 7/1/38 (2)	2,000	1,948
		1,948
California 7.8%		
Austin Trust Receipts (Bank of America), California Housing Home Mortgage Program, RIB, VR, 9.023%, 8/1/33 (2)	6,295	5,566
Banning Fin. Auth., Electric, 5.00%, 6/1/38 (3)	2,000	1,868
California, GO, 5.50%, 4/1/30	5	5
California, GO, 5.50%, 11/1/33 (14)	15,640	15,934
California, GO, 5.65%, 6/1/30	310	321
California Dept. of Veterans Affairs, Home Purchase 5.25%, 12/1/37 (2)	7,490	6,681
California HFA, Sutter Health, 5.25%, 11/15/46	2,965	2,876
California Housing Fin. Agency, Home Mortgage, 5.45%, 8/1/33	2,500	2,516

California Housing Fin. Agency, Home Mortgage, 5.50%, 8/1/38	8,000	8,046
California Pollution Control Fin. Auth., Waste Management, PCR 5.40%, 4/1/25 (2)	6,000	5,280
California Public Works Board, Community College 5.50%, 6/1/21	1,155	1,216
California Public Works Board, Community College 5.50%, 6/1/22	1,220	1,279
California Public Works Board, Community College 5.50%, 6/1/23	1,285	1,342
California Public Works Board, Mental Health, Coalinga 5.125%, 6/1/29	5,545	5,554
California Statewide CDA, Daughters of Charity Health 5.25%, 7/1/24	2,000	1,902
California Statewide CDA, Front Porch Communities (InterNext) 5.125%, 4/1/37 (4)	12,400	10,422
California Statewide CDA, Memorial Health Services 6.00%, 10/1/23	2,250	2,331
California Tobacco Securitization Agency, Los Angeles County Tobacco Industry, STEP, 0.00%, 6/1/21	5,445	4,157
Capistrano Unified School Dist. No. 90-2, Talega 6.00%, 9/1/33	1,250	1,255
Corona Community Fac. Dist. #2002-4, Special Tax 5.80%, 9/1/29	2,000	1,873
Corona Community Fac. Dist. #2002-4, Special Tax 5.875%, 9/1/34	2,000	1,878
East Palo Alto Redev. Agency, Univ. Circle Gateway/101 Corridor, 6.50%, 10/1/19	1,000	1,058
East Palo Alto Redev. Agency, Univ. Circle Gateway/101 Corridor, 6.625%, 10/1/29	1,780	1,885
Fresno Joint Powers Fin. Auth., 6.55%, 9/2/12	200	200
Golden State Tobacco Securitization Corp., Tobacco Industry 4.50%, 6/1/27	3,110	2,778
Golden State Tobacco Securitization Corp., Tobacco Industry 6.75%, 6/1/39 (Prerefunded 6/1/13) (1)	2,000	2,312

Golden State Tobacco Securitization Corp., Tobacco Industry STEP, 0.00%, 6/1/37	12,000	6,730
Long Beach Bond Fin. Auth., Natural Gas, Merrill Lynch 5.50%, 11/15/30	1,625	1,539
Orange County Community Fac. Dist., Ladera Ranch No. 02-1 Special Tax 5.55%, 8/15/33	3,500	3,374
Pomona PFA, Water Utility, 5.00%, 5/1/47 (5)	4,635	4,438
Santa Clara County Fin. Auth., El Camino Hosp. 5.75%, 2/1/41 (5)	5,000	5,128
West Hollywood CDA, East Side Redev., 5.75%, 9/1/33	2,000	1,953
West Sacramento Fin. Auth., Tax, 5.00%, 9/1/34 (3)	2,000	1,791
		115,488

Colorado 2.7%

Beacon Point Metropolitan Dist., 4.375%, 12/1/15	495	508
Colorado Ed. & Cultural Fac. Auth., Elbert County Charter 7.25%, 3/1/24	735	756
Colorado Ed. & Cultural Fac. Auth., Elbert County Charter 7.375%, 3/1/35	785	801
Colorado Ed. & Cultural Fac. Auth., Excel Academy 5.50%, 12/1/25 (3)	1,295	1,322
Colorado Ed. & Cultural Fac. Auth., Excel Academy 5.50%, 12/1/33 (3)	1,550	1,559
Colorado Ed. & Cultural Fac. Auth., Excel Academy 7.30%, 12/1/23 (Prerefunded 12/1/11) (1)	935	1,075
Colorado Ed. & Cultural Fac. Auth., Excel Academy 7.50%, 12/1/33 (Prerefunded 12/1/11) (1)	1,750	2,023
Colorado Ed. & Cultural Fac. Auth., Front Range Christian School, 4.875%, 4/1/37	2,750	2,548
Colorado Ed. & Cultural Fac. Auth., Knowledge Quest Charter School, 6.50%, 5/1/36	1,925	1,814
Colorado Ed. & Cultural Fac. Auth., Monument Academy 5.875%, 10/1/27	1,185	1,079

Colorado Ed. & Cultural Fac. Auth., Monument Academy 6.00%, 10/1/37	3,000	2,646
Colorado Ed. & Cultural Fac. Auth., Peak to Peak Charter Schools, 7.50%, 8/15/21 (Prerefunded 8/15/11) (1)	855	967
Colorado Ed. & Cultural Fac. Auth., Windsor Academy Charter School, 5.70%, 5/1/37	800	685
Colorado HFA, Christian Living Communities, 5.25%, 1/1/17	1,245	1,157
Colorado HFA, Christian Living Communities, 5.75%, 1/1/37	2,000	1,740
Colorado HFA, Covenant Retirement Communities 6.125%, 12/1/33	4,900	4,835
Colorado HFA, PorterCare Adventist Health, 6.50%, 11/15/31 (Prerefunded 11/15/11) (1)	2,000	2,262
Colorado HFA, PorterCare Adventist Health, 6.625%, 11/15/26 (Prerefunded 11/15/11) (1)	500	567
Colorado HFA, Valley View Hosp., 5.75%, 5/15/36	4,000	3,871
E-470 Public Toll Highway Auth., 5.50%, 9/1/24 (6)	2,500	2,510
Park Creek Metropolitan Dist., Property Tax, 5.50%, 12/1/37	4,000	3,674
Public Auth. for Colorado Energy, Colorado Springs Utility 6.50%, 11/15/38	2,250	2,164
		40,563
Connecticut 3.2%		
Connecticut Dev. Auth., Light & Power, 5.85%, 9/1/28	4,580	4,561
Connecticut Dev. Auth., Light & Power, PCR, 5.85%, 9/1/28	5,000	4,980
Mashantucket Western Pequot Tribe, 5.50%, 9/1/28	9,000	7,784
Mashantucket Western Pequot Tribe, 5.50%, 9/1/36 (4)	12,285	10,337
Mashantucket Western Pequot Tribe, 5.70%, 9/1/12 (4)	1,000	1,003
Mashantucket Western Pequot Tribe, 5.75%, 9/1/18 (4)	1,000	954
Mashantucket Western Pequot Tribe, 5.75%, 9/1/27 (4)	4,200	3,738
Mashantucket Western Pequot Tribe, 6.50%, 9/1/31 (4)	1,500	1,436
Mohegan Tribe Indians, 6.25%, 1/1/21	2,500	2,400
Mohegan Tribe Indians, 6.25%, 1/1/31	10,250	9,322

Mohegan Tribe Indians, Gaming, Public Improvement 5.125%, 1/1/23	1,350	1,145
		47,660
Delaware 0.3%		
Delaware HFA, Catholic Health East, 5.75%, 11/15/33	750	759
Sussex County, Cadbury Lewes, 5.15%, 1/1/12	1,075	1,064
Sussex County, Cadbury Lewes, 5.45%, 1/1/16	850	817
Sussex County, Cadbury Lewes, 6.00%, 1/1/35	2,505	2,197
		4,837
District of Columbia 1.9%		
District of Columbia, Friendship Public Charter School 5.00%, 6/1/26 (8)	1,450	1,242
District of Columbia, Friendship Public Charter School 5.00%, 6/1/35 (8)	1,100	874
District of Columbia, GO, 5.375%, 6/1/17 (7)(13)	3,375	3,477
District of Columbia, GO, 5.375%, 6/1/17 (Prerefunded) (7)(13)	1,375	1,425
District of Columbia, GO, 5.50%, 6/1/13 (7)(13)	7,015	7,233
District of Columbia, GO, 5.50%, 6/1/13 (Prerefunded) (7)(13)	2,355	2,430
District of Columbia, GO, 5.50%, 6/1/14 (7)(13)	4,185	4,319
District of Columbia, GO, 5.50%, 6/1/14 (Prerefunded) (7)(13)	1,435	1,481
District of Columbia, Henry Adams House/Gables 6.60%, 11/1/15	1,530	1,563
District of Columbia, The Methodist Home of D.C. 5.50%, 1/1/11	1,000	998
District of Columbia, The Methodist Home of D.C. 6.00%, 1/1/20	3,920	3,798
		28,840
Florida 6.0%		
Alachua County HFA, Shands Teaching Hosp. & Clinics VR, 2.667%, 12/1/37	3,000	2,108

Ave Maria Stewardship Community Dev. Dist., 4.80%, 11/1/12	4,250	3,918
Ave Maria Stewardship Community Dev. Dist., 5.125%, 5/1/38	1,000	738
Belmont Community Dev. Dist., 5.125%, 11/1/14	2,950	2,647
Brandy Creek Community Dev. Dist., 6.35%, 5/1/34	940	948
Double Branch Community Dev. Dist., 6.70%, 5/1/34	1,430	1,466
Fishhawk Community Dev. Dist. II, 5.00%, 5/1/12	2,230	2,095
Fishhawk Community Dev. Dist. II, 5.125%, 11/1/09	660	650
Greyhawk Landing Community Dev. Dist., 6.25%, 5/1/09	185	185
Highlands County HFA, Adventist Health/Sunbelt VR, 5.00%, 11/15/23	500	491
Laguna Lakes Community Dev. Dist., 6.40%, 5/1/33 (Prerefunded 5/1/13) (1)	930	1,066
Lee County IDA, Cypress Cove at Healthpark, 6.375%, 10/1/25	2,600	2,552
Merrill Lynch, Baptist Health South, RIB, VR, 8.196%, 8/15/37	8,000	6,847
Miami-Dade County EFA, Univ. of Miami, 5.50%, 4/1/38	7,000	7,069
Miami-Dade County EFA, Univ. of Miami, 5.75%, 4/1/28	1,500	1,550
Middle Village Community Dev. Dist., Special Assessment 5.00%, 5/1/09	215	213
Middle Village Community Dev. Dist., Special Assessment 5.80%, 5/1/22	890	829
North Brevard County, Parrish Medical Center, 5.75%, 10/1/43	5,000	4,780
Orange County HFA, Westminster Community Care 6.50%, 4/1/12	1,215	1,233
Orange County HFA, Westminster Community Care 6.75%, 4/1/34	2,695	2,699
OTC Community Dev. Dist., Jacksonville, Special Assessment 5.30%, 5/1/38	3,070	2,377
Paseo Community Dev. Dist., 5.00%, 2/1/11	4,645	4,398
Preserve at Wilderness Lake Community Dev. Dist. 5.00%, 5/1/09	40	40
Preserve at Wilderness Lake Community Dev. Dist. 5.90%, 5/1/34	2,130	1,887

Saint John's County IDA, Glenmoor, 5.00%, 1/1/16	1,850	1,697
Saint John's County IDA, Glenmoor, 5.25%, 1/1/26	1,000	841
Saint John's County IDA, Glenmoor, 5.375%, 1/1/40	2,500	1,944
Seminole Tribe of Florida, 5.25%, 10/1/27 (4)	13,000	11,631
Seminole Tribe of Florida, 5.50%, 10/1/24 (4)	2,200	2,061
Seven Oaks Community Dev. Dist. II, 5.00%, 5/1/09	2,615	2,580
Seven Oaks Community Dev. Dist. II, 5.875%, 5/1/35	1,855	1,518
South Village Community Dev. Dist., 5.70%, 5/1/35	2,915	2,477
Tolomato Community Dev. Dist., Special Assessment 6.375%, 5/1/17	1,500	1,478
Tolomato Community Dev. Dist., Special Assessment 6.45%, 5/1/23	1,000	977
Tolomato Community Dev. Dist., Special Assessment 6.65%, 5/1/40	1,000	968
Watergrass Community Dev. Dist., Special Assessment 5.125%, 11/1/14	3,000	2,708
Winter Garden Village Community Dev. Dist., Fowler Grove 5.65%, 5/1/37	6,190	5,751
		89,417

Georgia 2.8%

Americus & Sumter County Hosp. Auth., Magnolia Manor 6.25%, 5/15/19	1,500	1,476
Americus & Sumter County Hosp. Auth., Magnolia Manor 6.375%, 5/15/29	3,500	3,416
Atlanta, Princeton Lakes, 5.50%, 1/1/31	430	379
Augusta, Airport, 5.15%, 1/1/35	1,600	1,285
Chatham County Hosp. Auth., Memorial Health Center 6.125%, 1/1/24	3,250	3,168
Fulton County Residential Care Fac., Elderly, Canterbury Court 6.125%, 2/15/34	2,000	1,835
Main Street Natural Gas, Municipal Gas Auth. 5.50%, 9/15/26	2,275	2,040

Main Street Natural Gas, Municipal Gas Auth. 5.50%, 9/15/27	5,000	4,443
Main Street Natural Gas, Municipal Gas Auth. 5.50%, 9/15/28	2,250	1,982
Main Street Natural Gas, Municipal Gas Auth. 6.25%, 7/15/28	5,000	4,646
Main Street Natural Gas, Municipal Gas Auth. 6.375%, 7/15/38	6,775	6,153
Rockdale County Dev. Auth., Pratt Industries USA 6.125%, 1/1/34 (2)	5,000	4,738
Savannah Economic Dev. Auth., Marshes of Skidaway 6.85%, 1/1/19	2,240	2,222
Savannah Economic Dev. Auth., Marshes of Skidaway 7.40%, 1/1/34	2,700	2,775
Savannah Economic Dev. Auth., Marshes of Skidaway VR, 6.00%, 1/1/34	1,445	1,437
		41,995
Guam 0.6%		
Guam Gov't. Waterworks Auth., 5.875%, 7/1/35	8,750	8,367
		8,367
Hawaii 0.2%		
Hawaii Dept. of Budget & Fin., Kahala Nui Senior Living 7.875%, 11/15/23	2,500	2,702
		2,702
Idaho 0.4%		
Idaho Housing Agency, Single Family, 7.80%, 1/1/23 (2)	35	35
Nez Perce County, Potlatch Corp., IDRB, PCR, 7.00%, 12/1/14	1,000	1,038
Power County, FMC Corp., PCR, 6.45%, 8/1/32 (2)	4,570	4,498
		5,571

Illinois 4.7%

Aurora Economic Dev., Advocate Health Care Network, Dreyer Medical Clinic, 8.75%, 7/1/14	2,225	2,230
Bolingbrook Special Service Area No. 1, Forest City STEP, 5.90%, 3/1/27	1,750	1,591
Gilberts Special Service Area No. 15, Gilberts Town Center 6.25%, 3/1/35	5,804	5,302
Illinois Dev. Fin. Auth., Citgo Petroleum, PCR, 8.00%, 6/1/32 (2)	1,750	1,843
Illinois EFA, Augustana College, 5.70%, 10/1/32	2,500	2,504
Illinois Fin. Auth., Edward Health Services, 5.50%, 2/1/40 (5)	2,750	2,647
Illinois Fin. Auth., Monarch Landing, 7.00%, 12/1/37	2,500	2,412
Illinois HFA, Friendship Village of Schaumburg, 5.00%, 2/15/15	1,000	933
Illinois HFA, Friendship Village of Schaumburg 5.625%, 2/15/37	7,600	5,996
Illinois HFA, Institute of Technology, 5.00%, 4/1/31	4,000	3,632
Illinois HFA, Institute of Technology, 5.00%, 4/1/36	8,000	7,114
Illinois HFA, Landing at Plymouth Place, 6.00%, 5/15/37	3,400	2,966
Illinois HFA, Lutheran Senior Ministries, 7.375%, 8/15/31 (Prerefunded 8/15/11) (1)	6,530	7,468
Illinois HFA, Riverside Health, 6.80%, 11/15/20 (Prerefunded 11/15/10) (1)	2,250	2,480
Illinois HFA, Smith Village, 6.25%, 11/15/35	5,800	5,231
Illinois HFA, Tabor Hills Supportive Living, 5.25%, 11/15/26	2,300	2,034
Illinois HFA, Tabor Hills Supportive Living, 5.25%, 11/15/36	2,000	1,672
Illinois HFA, Three Crowns Park Plaza, 5.875%, 2/15/38	2,250	1,980
Illinois HFA, Villa Saint Benedict, 6.90%, 11/15/33	3,500	2,653
Lombard Public Fac. Corp., Conference Center 5.50%, 1/1/30 (8)	2,225	1,870
Yorkville United City Special Service Area, Bristol Bay 5.875%, 3/1/36	5,980	5,350
		69,908

Indiana 3.5%

Goshen, Greencroft Obligated Group, 5.75%, 8/15/28	4,250	3,733
Indiana Fin. Auth., Sisters of Saint Francis Health Services 5.375%, 11/1/32	1,950	1,905
Indiana HEFA, Community Foundation of Northwest Indiana 5.50%, 3/1/37	7,000	6,121
Indiana HFFA, Community Foundation of Northwest Indiana 6.00%, 3/1/34	3,000	2,923
Indianapolis Airport Auth., Airport Maintenance Center, United Airlines, 6.50%, 11/15/31 (2)(9)	9,923	397
Indianapolis Airport Auth., Federal Express, IDRB 5.10%, 1/15/17 (2)	12,750	11,945
Japser County Ind. Economic Dev. Auth., Northern Indiana Public Service, 5.60%, 11/1/16 (6)	2,000	2,013
Japser County Ind. Economic Dev. Auth., Northern Indiana Public Service, 5.85%, 4/1/19 (6)	3,000	3,002
Rockport, American Electric Power, PCR VR, 4.15%, 7/1/25 (5)	5,000	5,122
Saint Joseph County, Holy Cross Village at Notre Dame 6.00%, 5/15/38	1,975	1,718
Saint Joseph County, Madison Center, 5.45%, 2/15/17	3,135	3,137
Saint Joseph County, Madison Center, 5.50%, 2/15/21	1,190	1,189
Vigo County Hosp. Auth., Union Hosp., 5.70%, 9/1/37	5,750	4,890
Vigo County Hosp. Auth., Union Hosp., 5.75%, 9/1/42 (4)	4,500	3,769
		51,864

Iowa 1.4%

Altoona, Urban Renovation Tax, 6.00%, 6/1/43	4,000	3,853
Iowa Fin. Auth., Care Initiatives, 5.25%, 7/1/10	1,000	1,020
Iowa Fin. Auth., Care Initiatives, 5.25%, 7/1/11	1,000	1,019
Iowa Fin. Auth., Care Initiatives, 5.25%, 7/1/12	1,825	1,853
Iowa Fin. Auth., Care Initiatives, 5.50%, 7/1/25	3,000	2,730
Scott County, Ridgecrest Village, 5.25%, 11/15/27	4,500	3,915

Scott County, Ridgecrest Village, 5.625%, 11/15/18	1,600	1,602
Scott County, Ridgecrest Village, 7.25%, 11/15/26 (Prerefunded 11/15/10) (1)	4,750	5,273
		21,265
Kansas 1.1%		
City of Olathe, Senior Living, Aberdeen Village, 8.00%, 5/15/30 (Prerefunded 5/15/10) (1)	2,000	2,230
Lenexa Health Care Fac., Lakeview Village, 6.875%, 5/15/32 (Prerefunded 5/15/12) (1)	1,100	1,270
Overland Park Dev. Corp., 7.375%, 1/1/32 (Prerefunded 1/1/11) (1)	5,500	6,129
Wyandotte County Unified Gov't., Area B, 4.75%, 12/1/16	3,250	3,228
Wyandotte County Unified Gov't., Area B, 5.00%, 12/1/20	3,350	3,263
		16,120
Louisiana 1.8%		
Hodge Utility, Smurfit-Stone Container, PCR, 7.45%, 3/1/24 (2)	6,250	5,916
Louisiana Housing Fin. Agency, Single Family, GO 5.60%, 6/1/39	1,495	1,512
Louisiana Local Gov't Environmental Fac. Auth., Westlake Chemical, 6.75%, 11/1/32	5,000	4,894
Saint John Baptist Parish, Marathon Oil, PCR, 5.125%, 6/1/37	15,195	13,050
Tobacco Settlement Fin. Corp., Tobacco Industry 5.875%, 5/15/39	2,200	1,994
		27,366
Maryland 6.8%		
Annapolis, Park Place, IDRB, 5.35%, 7/1/34	2,650	2,230
Baltimore City, Convention Center Hotel, 5.875%, 9/1/39	3,950	3,448
Baltimore City, Harborview Lot No. 2, 6.50%, 7/1/31	1,750	1,713
Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/26	2,250	2,076
Gaithersburg, Asbury Obligated Group, 5.125%, 1/1/36	4,850	4,178

Howard County, Vantage House, 5.25%, 4/1/33	1,000	807
Howard County, Vantage House, 5.25%, 4/1/37	2,370	1,832
Maryland CDA, Residential, 4.90%, 9/1/31 (2)	3,000	2,629
Maryland CDA, Residential, 4.95%, 9/1/38 (2)	4,470	3,837
Maryland Economic Dev. Corp., Chesapeake Bay Hyatt 5.00%, 12/1/31	9,000	6,707
Maryland Economic Dev. Corp., Golf Course, 8.25%, 6/1/28 (Prerefunded 6/1/11) (1)	3,805	4,369
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/22	725	707
Maryland Economic Dev. Corp., Morgan State Univ. Student Housing, 6.00%, 7/1/34	8,265	7,520
Maryland Economic Dev. Corp., Towson Univ. Student Housing 5.25%, 7/1/37	2,750	2,368
Maryland Energy Fin. Administration, Office Paper 7.50%, 9/1/15 (2)	4,085	4,200
Maryland HHEFA, Adventist Healthcare, 5.75%, 1/1/25	2,750	2,738
Maryland HHEFA, Carroll Hosp. Center, 5.80%, 7/1/32	1,500	1,502
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/19	1,300	1,338
Maryland HHEFA, Carroll Hosp. Center, 6.00%, 7/1/26	1,000	1,017
Maryland HHEFA, Collington Episcopal Lifecare, 6.75%, 4/1/23 (Prerefunded 4/1/11) (1)	120	133
Maryland HHEFA, Ingleside at King Farm Presbyterian Community, 5.00%, 1/1/17	5,605	5,266
Maryland HHEFA, Ingleside at King Farm Presbyterian Community 5.30%, 1/1/37	1,350	1,067
Maryland HHEFA, Mercy Medical Center, 5.50%, 7/1/42	8,000	7,472
Maryland HHEFA, Suburban Hosp., VRDN, 2.60%, 7/1/29	6,700	6,700
Maryland HHEFA, Univ. of Maryland Medical VRDN, 2.42%, 7/1/41	3,000	3,000
Maryland HHEFA, Upper Chesapeake Health, 6.00%, 1/1/38	5,000	5,042
Maryland HHEFA, Washington County Health, 5.75%, 1/1/33	3,175	3,102
Maryland HHEFA, Washington County Health, 5.75%, 1/1/38	1,625	1,571

Maryland HHEFA, Washington County Health, 6.00%, 1/1/43	2,325	2,326
Northeast Maryland Waste Disposal Auth., Waste Management IDRB, 5.00%, 1/1/12 (2)	3,250	3,209
Prince George's County, National Harbor, 5.20%, 7/1/34	7,960	6,769
		100,873
Massachusetts 2.1%		
Massachusetts, GO, 5.50%, 8/1/19 (6)(7)	10,000	11,322
Massachusetts Bay Transportation Auth., GO, 7.00%, 3/1/19	2,500	3,048
Massachusetts Bay Transportation Auth., GO, 7.00%, 3/1/21	2,000	2,438
Massachusetts Dev. Fin. Agency, Boston Univ. 5.45%, 5/15/59 (3)	2,525	2,531
Massachusetts Dev. Fin. Agency, Covanta Haverhill 5.30%, 12/1/14 (2)	1,000	973
Massachusetts Dev. Fin. Agency, Covanta Haverhill 6.70%, 12/1/14 (2)	1,895	1,936
Massachusetts Dev. Fin. Agency, Linden Ponds 5.75%, 11/15/35	3,000	2,585
Massachusetts Ind. Fin. Agency, Bradford College 5.625%, 11/1/28 (9)	6,000	—
Massachusetts Ind. Fin. Agency, Covanta Haverhill 5.40%, 12/1/11 (2)	3,600	3,580
Massachusetts Ind. Fin. Agency, Covanta Haverhill 5.60%, 12/1/19 (2)	2,000	1,967
		30,380
Michigan 0.9%		
Dickinson County Economic Dev. Corp., International Paper PCR, 4.80%, 11/1/18	2,185	1,968
Garden City Hosp. Fin. Auth., 5.625%, 9/1/10	210	209
Garden City Hosp. Fin. Auth., 5.625%, 9/1/10 (Prerefunded 9/1/08) (1)	190	192
Garden City Hosp. Fin. Auth., 5.75%, 9/1/17	680	646

Garden City Hosp. Fin. Auth., 5.75%, 9/1/17 (Prerefunded 9/1/08) (1)	600	606
Kentwood Economic Dev. Corp., The Holland Home 5.375%, 11/15/36	3,000	2,632
Michigan Strategic Fund, Waste Management, IDRB 5.20%, 4/1/10 (2)	6,500	6,518
		12,771
Minnesota 0.4%		
Hubbard County Solid Waste Disposal, Potlatch Corp., IDRB 7.25%, 8/1/14 (2)	3,000	3,167
Minneapolis, Walker Methodist Senior Services 6.00%, 11/15/28	3,702	3,222
		6,389
Mississippi 1.7%		
Claiborne County, System Energy Resources, PCR 6.20%, 2/1/26	2,675	2,619
Lowndes County, Weyerhaeuser, IDRB, 6.80%, 4/1/22	2,060	2,156
Mississippi, GO, VRDN, 2.07%, 12/1/23	855	855
Mississippi Business Fin. Corp., System Energy Resources, PCR 5.90%, 5/1/22	14,325	13,855
Mississippi Hosp. Equipment Fac. Auth., Baptist Health 5.00%, 8/15/29	3,790	3,636
Warren County, International Paper, PCR, 6.75%, 8/1/21 (2)	2,000	2,006
		25,127
Missouri 1.2%		
Good Shepherd Nursing Home Dist., 5.90%, 8/15/23	2,000	1,894
Missouri Environmental Improvement & Energy Resource Auth. Kansas City Power & Light, IDRB, VR, 5.25%, 7/1/17 (3)	8,000	8,030
Missouri HEFA, Lutheran Senior Living, 5.375%, 2/1/35	3,500	3,194
Riverside IDA, Riverside Horizons, 5.00%, 5/1/27 (8)	1,250	1,122

New Hampshire HEFA, Exeter Hosp., 6.00%, 10/1/24	2,000	2,069
		8,670
New Jersey 3.9%		
Burlington County Bridge Commission, The Evergreens 5.625%, 1/1/38	2,000	1,749
Gloucester County Improvement Auth., Waste Management IDRB, VR, 6.85%, 12/1/29	1,000	1,032
New Jersey Economic Dev. Auth., Franciscan Oaks 5.75%, 10/1/23	1,775	1,665
New Jersey Economic Dev. Auth., Kapkowski Road Landfill 5.75%, 10/1/21	4,225	3,993
New Jersey Economic Dev. Auth., Keswick Pines, 5.70%, 1/1/18	1,500	1,450
New Jersey Economic Dev. Auth., Keswick Pines, 5.75%, 1/1/24	3,885	3,617
New Jersey Economic Dev. Auth., Lions Gate, 5.00%, 1/1/15	650	630
New Jersey Economic Dev. Auth., Lions Gate, 5.875%, 1/1/37	2,730	2,410
New Jersey Economic Dev. Auth., Presbyterian Homes at Montgomery, 6.375%, 11/1/31	4,200	3,985
New Jersey Economic Dev. Auth., Seabrook Village 5.00%, 11/15/13	1,350	1,326
New Jersey Economic Dev. Auth., Seabrook Village 5.25%, 11/15/36	1,000	808
New Jersey Economic Dev. Auth., Winchester Gardens at Ward Homestead, 5.80%, 11/1/31	1,500	1,407
New Jersey HFFA, Pascack Valley Hosp. Assn., 6.50%, 7/1/23	3,000	2,081
New Jersey HFFA, Pascack Valley Hosp. Assn., 6.625%, 7/1/36	4,875	3,382
New Jersey HFFA, Saint Barnabas Healthcare Zero Coupon, 7/1/31	43,650	8,526
New Jersey HFFA, Somerset Medical Center, 5.50%, 7/1/18	3,755	3,487
Tobacco Settlement Fin. Corp., Tobacco Industry 4.50%, 6/1/23	17,520	15,871
		57,419

New York 4.9%

Albany IDA, Saint Peter's Hosp., 5.75%, 11/15/22	1,500	1,533
Brookhaven IDA, Methodist Retirement Community Dev. Corp. VR, 4.25%, 11/1/37	1,900	1,920
Dormitory Auth. of New York, Catholic Health Services of Long Island, 5.00%, 7/1/27	1,900	1,838
Dormitory Auth. of New York, Orange Regional Medical Center 6.125%, 12/1/29	2,500	2,429
Dormitory Auth. of New York, Orange Regional Medical Center 6.25%, 12/1/37	4,450	4,330
Huntington Housing Auth., Gurwin Jewish Senior Home 6.00%, 5/1/39	1,140	1,012
Nassau County IDA, Amsterdam at Harborside, 6.70%, 1/1/43	8,000	7,912
New York City, GO, 5.875%, 3/15/13	35	35
New York City IDA, 7 World Trade Center, 6.25%, 3/1/15	13,500	13,631
New York City IDA, 7 World Trade Center, 6.50%, 3/1/35	3,000	3,041
New York City IDA, 7 World Trade Center, 6.75%, 3/1/15	2,450	2,512
New York City IDA, Airis, JFK International Airport, IDRB 5.50%, 7/1/28 (2)	6,000	5,025
New York City IDA, American Airlines, JFK International Airport IDRB, VR, 7.625%, 8/1/25 (2)	2,000	1,800
Niagara County IDA, American Ref-Fuel, 5.55%, 11/15/24 (Tender 11/15/15) (2)	1,000	983
Niagara County IDA, American Ref-Fuel, 5.45%, 11/15/26 (Tender 11/15/12) (2)	2,000	1,979
Niagara County IDA, American Ref-Fuel, 5.55%, 11/15/24 (Tender 11/15/13)	2,000	1,925
Oneida County IDA, Saint Elizabeth Medical Center 5.625%, 12/1/09	590	589
Oneida County IDA, Saint Elizabeth Medical Center 5.875%, 12/1/29	2,750	2,549
Oneida County IDA, Saint Elizabeth Medical Center 6.00%, 12/1/19	2,520	2,420

Seneca Nation Indians Capital Improvement Auth. 5.00%, 12/1/23 (4)	6,500	5,604
Seneca Nation Indians Capital Improvement Auth. 5.25%, 12/1/16 (4)	5,500	5,255
Suffolk County IDA, Huntington Hosp., 5.875%, 11/1/32	4,000	4,022
		72,344
North Carolina 1.8%		
Columbus County Industrial Fac., International Paper, PCR 4.625%, 3/1/27 (2)	5,000	3,768
Gaston County Fac., National Gypsum, IDRB, PCR, 5.75%, 8/1/35 (2)	6,100	4,751
North Carolina Capital Fac. Fin. Agency, Meredith College Ed. Fac., 6.00%, 6/1/31	1,500	1,514
North Carolina Eastern Municipal Power Agency, 6.75%, 1/1/26	10,125	10,531
North Carolina Medical Care Commission, Maria Parham Medical Center, 6.50%, 10/1/26	3,450	3,487
North Carolina Municipal Power Agency #1, Catawba Electric 6.375%, 1/1/13	3,000	3,170
		27,221
North Dakota 0.4%		
Grand Forks Health Care, Altru Health Obligated Group 7.125%, 8/15/24 (Prerefunded 8/15/10) (1)	2,000	2,199
Mercer County, Basin Electric Power Cooperative , PCR 7.20%, 6/30/13 (5)	3,500	3,911
		6,110
Ohio 1.7%		
Buckeye Tobacco Settlement Fin. Auth., Tobacco Industry 5.125%, 6/1/24	2,910	2,658
Buckeye Tobacco Settlement Fin. Auth., Tobacco Industry 5.75%, 6/1/34	5,330	4,421
Buckeye Tobacco Settlement Fin. Auth., Tobacco Industry 6.50%, 6/1/47	15,000	13,341

Franklin County, Ohio Presbyterian Retirement Services 7.125%, 7/1/29 (Prerefunded 7/1/11) (1)	500	566
Montgomery County Hosp., Catholic Health Initiatives 6.00%, 12/1/19	1,730	1,807
Montgomery County Hosp., Catholic Health Initiatives 6.00%, 12/1/19 (10)	1,785	1,897
Ohio Environmental Fac., Ford Motor, IDRB, 6.15%, 6/1/30 (2)	1,500	970
		25,660
Oklahoma 1.7%		
Jackson County Memorial Hosp. Auth., 7.30%, 8/1/15	4,550	4,571
Norman Regional Hosp. Auth., 5.375%, 9/1/36	3,600	3,186
Oklahoma County Fin. Auth., Epworth Village, 5.875%, 4/1/30	3,085	2,703
Oklahoma Dev. Fin. Auth., Inverness Village Continuous Care 7.25%, 2/1/16 (Prerefunded 2/1/12) (1)	170	195
Oklahoma Dev. Fin. Auth., Inverness Village Continuous Care 8.00%, 2/1/32 (Prerefunded 2/1/12) (1)	11,760	14,024
		24,679
Oregon 0.5%		
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/17 (8)	2,885	2,642
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/18 (8)	3,185	2,869
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/19 (8)	1,125	994
Western Generation Agency, Wauna Cogeneration 5.00%, 1/1/21	840	724
		7,229
Pennsylvania 5.3%		
Allegheny County Hosp. Dev. Auth., West Penn Allegheny Health, 9.25%, 11/15/22 (Prerefunded 11/15/10) (1)	1,000	1,165
Bucks County IDA, Ann's Choice, 6.25%, 1/1/35	2,750	2,662

Bucks County IDA, Chandler Hall, 6.20%, 5/1/19	1,275	1,212
Bucks County IDA, Chandler Hall, 6.30%, 5/1/29	7,875	7,283
Cumberland County Municipal Auth., Wesley Affiliated Services 7.125%, 1/1/25 (Prerefunded 1/1/13) (1)	4,200	4,973
Delaware County IDA, American Ref-Fuel, 6.20%, 7/1/19	3,405	3,416
Lancaster County Hosp. Auth., Brethren Village 6.375%, 7/1/30	1,000	987
Lancaster County Hosp. Auth., Brethren Village, 6.50%, 7/1/40	2,500	2,476
Lancaster County Hosp. Auth., Saint Anne's Home for the Aged 6.60%, 4/1/24	3,200	3,203
Lehigh County General Purpose Auth., Saint Luke's Health Network, Bethlehem, VR, 2.899%, 8/15/42	7,000	4,674
Montgomery County HHEFA, Philadelphia Geriatric Center 7.00%, 12/1/12 (Prerefunded 12/1/09) (1)	3,360	3,617
Montgomery County IDA, The Hill at Whitemarsh 6.125%, 2/1/28	7,175	6,490
Northampton County General Purpose Auth., Saint Luke's Health Network, Bethlehem, 5.375%, 8/15/28	1,000	969
Northampton County General Purpose Auth., Saint Luke's Health Network, Bethlehem, 5.50%, 8/15/40	5,795	5,471
Pennsylvania Economic Dev. Fin. Auth., Reliant Energy, Series A IDRB, VR, 6.75%, 12/1/36 (2)	3,250	3,256
Pennsylvania Economic Dev. Fin. Auth., Reliant Energy, Series B IDRB VR, 6.75%, 12/1/36 (2)	4,000	4,007
Pennsylvania Higher EFA, Elizabethtown College 5.00%, 12/15/24 (11)	1,730	1,640
Pennsylvania Higher EFA, Philadelphia Univ., 5.25%, 6/1/32	1,650	1,536
Pennsylvania Higher EFA, Philadelphia Univ., 5.50%, 6/1/20	1,000	1,016
Pennsylvania Higher EFA, Widener Univ., 5.375%, 7/15/29	1,000	976
Pennsylvania Housing Fin. Agency, Single Family 5.45%, 10/1/38	5,000	5,000
Susquehanna Area Regional Airport Auth., 6.50%, 1/1/38 (2)	3,250	3,093
West Shore Area Auth., Holy Spirit Hosp., 6.25%, 1/1/32	3,750	3,776

Westmoreland County IDA, Redstone Presbyterian Seniorcare 8.00%, 11/15/23 (Prerefunded 11/15/10) (1)	5,000	5,615
		78,513
Puerto Rico 1.6%		
Children's Trust Fund, Tobacco Industry, Zero Coupon, 5/15/55	58,000	1,421
Puerto Rico Commonwealth, GO, 6.00%, 7/1/28 (6)	4,000	4,221
Puerto Rico Aqueduct & Sewer Auth., 6.00%, 7/1/38	8,000	8,368
Puerto Rico Aqueduct & Sewer Auth., 6.00%, 7/1/44	5,000	5,234
Puerto Rico Electric Power Auth., 5.50%, 7/1/38	3,000	3,057
Puerto Rico Ind., Tourism, Ed., Medical & Environmental AES Corp., 6.625%, 6/1/26 (2)	1,720	1,749
		24,050
Rhode Island 0.3%		
Central Falls Detention Fac. Corp., 7.25%, 7/15/35	4,800	4,820
		4,820
South Carolina 2.4%		
Connector 2000 Assoc., Zero Coupon, 1/1/09	500	482
Connector 2000 Assoc., Zero Coupon, 1/1/10	2,900	1,881
Connector 2000 Assoc., Zero Coupon, 1/1/31	21,100	3,168
Georgetown County, International Paper, PCR 6.25%, 9/1/23 (2)	2,000	1,923
Lancaster County, Edenmoor Improvement Dist. 5.75%, 12/1/37	5,800	4,749
Myrtle Beach Tax Increment, Air Force Base, 5.25%, 11/1/26	2,330	1,957
Myrtle Beach Tax Increment, Air Force Base, 5.30%, 11/1/35	1,000	790
Piedmont Municipal Power Agency, Electric, 5.25%, 1/1/21	1,000	1,005
Richland County, International Paper, 4.60%, 9/1/12	2,000	1,946
South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.625%, 11/15/30	6,730	6,759

South Carolina Jobs Economic Dev. Auth., Bon Secours Health 5.625%, 11/15/30 (Prerefunded 11/15/12) (1)	1,770	1,971
Tobacco Settlement Revenue Management, Tobacco Industry 5.00%, 6/1/18	5,000	4,875
Tobacco Settlement Revenue Management, Tobacco Industry 6.00%, 5/15/22	3,580	3,784
York County, Celanese, IDRB, 5.70%, 1/1/24 (2)	425	368
		35,658
South Dakota 0.4%		
South Dakota HEFA, Avera Health, 5.25%, 7/1/38	2,250	2,124
South Dakota HEFA, Sanford Health, Sioux Valley Hosp. 5.50%, 11/1/31	3,500	3,547
		5,671
Tennessee 1.5%		
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.125%, 10/1/35	3,370	2,776
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 5.50%, 10/1/20	1,860	1,722
Chattanooga Health, Ed. & Housing Fac. Board, CDFI Phase 1 6.00%, 10/1/35	5,850	5,163
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/35	5,000	932
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/36	4,500	785
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/37	4,000	653
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/38	5,000	763
Knox County Health, Ed., & Housing Fac. Board, Covenant Health, Zero Coupon, 1/1/40	3,000	399
Maury County Ind. Dev. Board, Occidental Petroleum Corp. 6.25%, 8/1/18 (Prerefunded 8/1/11) (1)(2)	3,600	3,927

Sullivan County Health, Ed. & Housing Fac. Board Wellmont Health, 5.25%, 9/1/36	2,500	2,171
Sullivan County Health, Ed. & Housing Fac. Board Wellmont Health, 6.25%, 9/1/22 (Prerefunded 9/1/12) (1)	1,940	2,202
Sullivan County Health, Ed. & Housing Fac. Board Wellmont Health, 6.25%, 9/1/22 (Prerefunded 9/1/12) (1)	1,160	1,316
		22,809
Texas 7.9%		
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 5.875%, 11/15/18	2,750	2,669
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 6.00%, 11/15/29	3,500	3,239
Abilene Health Fac. Dev. Corp., Sears Methodist Retirement 7.00%, 11/15/33	4,250	4,322
Austin Convention Enterprises, 5.75%, 1/1/34	3,500	3,072
Austin Convention Enterprises, 6.00%, 1/1/19	1,000	958
Austin Convention Enterprises, 6.00%, 1/1/20	1,000	952
Brazos River Auth., Texas Competitive Electric, PCR 7.70%, 4/1/33 (2)	4,850	4,494
Brazos River Auth., Texas Competitive Electric, PCR 8.25%, 5/1/33 (2)	10,000	10,025
Brazos River Auth., Texas Competitive Electric, PCR VR, 6.75%, 4/1/38 (2)	2,675	2,528
Guadalupe-Blanco River Auth., AEP Texas Central, IDRB 5.625%, 10/1/17	5,000	4,918
Gulf Coast IDA, Citgo Petroleum, VR, 7.50%, 5/1/25 (2)	1,030	1,071
Gulf Coast Waste Disposal Auth., Anheuser-Busch Companies 5.90%, 4/1/36 (2)	6,750	6,597
Gulf Coast Waste Disposal Auth., Waste Management 5.20%, 5/1/28 (2)	4,000	3,295
Harris County Health Fac. Dev. Corp., Methodist Hosp. VRDN, 2.25%, 12/1/41	6,200	6,200
Houston Health Fac. Dev. Corp., Buckingham Senior Living Community, 7.00%, 2/15/23 (Prerefunded 2/15/14) (1)	500	602

Houston Health Fac. Dev. Corp., Buckingham Senior Living Community, 7.00%, 2/15/26 (Prerefunded 2/15/14) (1)	1,500	1,807
Matagorda County Navigation Dist. #1, CenterPoint Energy, PCR 5.95%, 5/1/30 (2)	5,000	4,456
North Texas Tollway Auth., 5.625%, 1/1/33 (12)	2,500	2,450
North Texas Tollway Auth., 5.75%, 1/1/40 (12)	12,000	11,760
North Texas Tollway Auth., 5.75%, 1/1/40 (6)	2,985	3,065
Port Corpus Christi Auth., CNA Holdings, 6.70%, 11/1/30 (2)	6,940	6,471
Red River Auth., CNA Holdings, 6.70%, 11/1/30 (2)	3,590	3,356
Sabine River Auth., Texas Competitive Electric, 5.50%, 5/1/22 (Tender 11/1/11)	6,175	5,712
Sabine River Auth., Texas Competitive Electric VR, 5.75%, 5/1/30 (2)	7,715	7,113
Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere - Northwest Senior High School, 6.00%, 11/15/26	1,500	1,439
Tarrant County Cultural Ed. Fac. Fin. Corp., Edgemere - Northwest Senior High School, 6.00%, 11/15/36	2,500	2,315
Tarrant County Cultural Ed. Fin. Corp., Scott & White Memorial Hosp., 5.50%, 8/15/31	5,000	4,980
Tarrant County Health Fac. Dev. Corp., Baylor Health Care 5.375%, 11/15/21	3,210	3,262
Texas Affordable Housing Corp., NHT/GTEX 7.25%, 10/1/31 (9)	4,000	–
Texas Water Dev. Board, VRDN, 1.84%, 7/15/26	2,642	2,642
Tyler Health Fac. Dev. Corp., Mother Frances Hosp. 5.00%, 7/1/37	2,000	1,762
		117,532

Utah 0.7%

Carbon County, Solid Waste, Sunnyside Cogeneration, IDRB PCR, 7.10%, 8/15/23 (2)	2,700	2,645
Tooele County, Union Pacific, PCR, 5.70%, 11/1/26 (2)	8,050	7,449
		10,094

Virgin Islands 0.3%		
Virgin Islands PFA, Hovensa Refinery, 4.70%, 7/1/22 (2)	1,250	1,045
Virgin Islands PFA, Hovensa Refinery, 5.875%, 7/1/22 (2)	1,800	1,712
Virgin Islands PFA, Hovensa Refinery, 6.125%, 7/1/22 (2)	2,350	2,289
		5,046
Virginia 3.9%		
Bedford County IDA, Georgia Pacific, 6.55%, 12/1/25 (2)	7,760	6,768
Buena Vista Public Recreational Auth. Fac., 5.50%, 7/15/35 (8)	2,075	1,666
Charles City County IDA, Waste Management, IDRB VR, 6.25%, 4/1/27 (2)	1,500	1,526
Chesapeake Hosp. Auth., Chesapeake General Hosp. 5.25%, 7/1/14	1,775	1,875
Fauquier County IDA, Fauquier Hosp., 5.25%, 10/1/37	2,200	2,028
Henrico County Economic Dev. Auth., United Methodist Homes 6.50%, 6/1/22	1,000	1,011
Hopewell IDA, Smurfit-Stone Container, 5.25%, 6/1/15	5,900	5,057
James City County Economic Dev. Auth., Windsormeade 5.40%, 7/1/27	2,000	1,712
James City County Economic Dev. Auth., Windsormeade 5.50%, 7/1/37	3,495	2,838
Lexington IDA, Stonewall Jackson Hosp., 6.05%, 7/1/09	125	126
Lexington IDA, Stonewall Jackson Hosp., 7.00%, 7/1/25	240	244
New Port CDA, Special Assessment, 5.50%, 9/1/26	1,000	821
New Port CDA, Special Assessment, 5.60%, 9/1/36	1,000	765
Norfolk Economic Dev. Auth., BBL ODU, 6.00%, 11/1/36 (2)	1,435	1,203
Norfolk Redev. & Housing Auth., Harbors Edge Retirement Community, 6.00%, 1/1/25	500	460
Norfolk Redev. & Housing Auth., Harbors Edge Retirement Community, 6.125%, 1/1/35	1,150	1,034
Peninsula Ports Auth., Baptist Homes, 5.375%, 12/1/26	1,300	1,076
Peninsula Ports Auth., Baptist Homes, 5.40%, 12/1/33	10,950	8,919

Total Investments in Securities	
99.8% of Net Assets (Cost $1,577,683)	**$ 1,482,221**

‡	Denominated in U.S. dollars unless otherwise noted.
(1)	Prerefunded date is used in determining portfolio maturity.
(2)	Interest subject to alternative minimum tax
(3)	Insured by XL Capital Assurance Inc.
(4)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $66,590 and represents 4.5% of net assets.
(5)	Insured by AMBAC Assurance Corp.
(6)	Insured by MBIA Insurance Corp.
(7)	Security was transferred to a third-party securitization trust in exchange for residual-interest certificates and cash, which is accounted for as a secured borrowing. At period-end, the total of such underlying securities was $31,687, related secured borrowings totaled $14,870, and the value of residual-interest certificates held by the fund totaled $16,817; see Note 3.
(8)	Insured by ACA Financial Guaranty Corp.
(9)	In default with respect to the payment of interest
(10)	Escrowed to maturity
(11)	Insured by Radian Asset Assurance Inc.
(12)	Insured by Financial Guaranty Insurance Company
(13)	Insured by Financial Security Assurance Inc.
(14)	All or a portion of this security is pledged to cover margin requirements on futures contracts at August 31, 2008.
(15)	Non-income producing
CDA	Community Development Administration/Authority
EFA	Educational Facility Authority
GO	General Obligation
HEFA	Health & Educational Facility Authority
HFA	Health Facility Authority
HFC	Housing Finance Corp.
HFFA	Health Facility Financing Authority
HHEFA	Health & Higher Educational Facility Authority
IDA	Industrial Development Authority/Agency
IDRB	Industrial Development Revenue Bond
PCR	Pollution Control Revenue
PFA	Public Finance Authority/Agency
RIB	Residual interest bond issued by a third party securitization trust and purchased directly through a cash transaction that involved no exchange of previously held securities; rate varies inversely to short-term interest rates and the rate presented is the effective rate at period-end.
STEP	Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)
VR	Variable Rate; rate shown is effective rate at period-end.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 8/31/08
Investment Income (Loss)	
Interest income	$ 42,855
Expenses	
Investment management	4,409
Shareholder servicing	329
Prospectus and shareholder reports	43
Custody and accounting	155
Registration	37
Legal and audit	13
Directors	6
Interest on secured borrowings	173
Miscellaneous	6
Total expenses	5,171
Expenses paid indirectly	(3)
Net expenses	5,168
Net investment income	37,687
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	3,459
Futures	(13)
Swaps	(63)
Net realized gain	3,383
Change in net unrealized gain (loss)	
Securities	5,675
Futures	9
Swaps	(111)
Change in net unrealized gain	5,573
Net realized and unrealized gain	8,956
INCREASE IN NET ASSETS FROM OPERATIONS	$ 46,643

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Tax-Free High Yield Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on March 1, 1985. The fund seeks to provide a high level of income exempt from federal income taxes by investing primarily in long-term low- to upper-medium-grade municipal securities.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is reflected as other assets or liabilities, and unrealized gains and losses on futures contracts are reflected as the change in net unrealized gain or loss in the accompanying financial statements. Net periodic receipts or payments required by swaps are accrued daily and recorded as realized gain or loss in the accompanying financial statements. Fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity. Paydown gains and losses are recorded as an adjustment to interest income. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

New Accounting Pronouncements On March 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the fund’s financial statements and related disclosures.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under FAS 157. The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. The following table summarizes the fund’s investments, based on the inputs used to determine their values on August 31, 2008:

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Noninvestment-Grade Debt Securities At August 31, 2008, approximately 42% of the fund’s net assets were invested, directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high-yield” or “junk” bonds. A real or perceived economic downturn or higher interest rates could adversely affect the liquidity or value, or both, of such securities because such events could lessen the ability of issuers to make principal and interest payments.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Futures Contracts During the six months ended August 31, 2008, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Swaps During the six months ended August 31, 2008, the fund was a party to credit default swaps under which it buys or sells credit protection against a defined-issuer credit event. Upon a defined-issuer credit event, the fund is required to either deliver the notional amount of the contract in cash and take delivery of the relevant credit or deliver cash approximately equal to the notional amount of the contract less market value of the relevant credit at the time of the credit event. Risks arise from the possible inability of counterparties to meet the terms of their agreements and from changes in creditworthiness of the relevant underlying issuer. In order to mitigate counterparty risk and subject to specific contractual arrangements, the fund may receive eligible security collateral from such counterparties upon unrealized gain amounts reaching certain thresholds. Eligible security collateral generally includes debt securities issued by the U.S. government or related agencies. At August 31, 2008, no such collateral was received.

Residual-Interest Certificates During the six months ended August 31, 2008, the fund held residual-interest certificates pursuant to which it transfers a fixed-rate municipal debt instrument (underlying bond) held in its portfolio to a third-party securitization trust that issues residual-interest certificates and short-term floating-rate certificates against the underlying bond. In exchange for the underlying bond, the fund receives residual-interest certificates and cash, raised from the sale of floating-rate certificates to third-party investors. Accounting guidance requires the underlying bond to be reflected as an investment of the fund and cash proceeds and related interest are reflected as a secured borrowing; the residual-interest certificates represent the fund’s net economic interest remaining after deduction of the secured borrowing from the value of the underlying bond and are not separately reported. Residual-interest certificates generally are entitled to the cash flows of the underlying bond that remain after payment of amounts due to the floating-rate certificates and trust-related fees; they also generally have the right to force redemption of the floating-rate certificates in order to acquire the underlying bond from the trust. Residual-interest certificates can only be traded in accordance with Rule 144A of the Securities Act of 1933 and cannot be offered for public resale. Risks arise from changes in interest rates and the value of the underlying bond, and the sale of the residual-interest certificates may involve delay or additional costs.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $286,581,000 and $140,555,000, respectively, for the six months ended August 31, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions are determined in accordance with Federal income tax regulations, which differ from generally accepted accounting principles, and, therefore, may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2008.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 29, 2008, the fund had $21,719,000 of unused capital loss carryforwards, of which $11,349,000 expire in fiscal 2009, $1,699,000 expire in fiscal 2010, $8,610,000 expire in fiscal 2011, and $61,000 expire in fiscal 2014.

At August 31, 2008, the cost of investments for federal income tax purposes was $1,576,118,000. Net unrealized loss aggregated $93,888,000 at period-end, of which $24,153,000 related to appreciated investments and $118,041,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.30% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2008, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2008, expenses incurred pursuant to these service agreements were $86,000 for Price Associates and $240,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price Associates, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns with previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was at or above the median for comparable funds. The information also indicated that the fund’s expense ratio was at or below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Tax-Free High Yield Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	October 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	October 17, 2008